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                                                                    EXHIBIT 10.4

                        BURNHAM PACIFIC PROPERTIES, INC.

                            MANAGEMENT SEVERANCE PLAN

                                 First Amendment

A. Pursuant to the powers reserved to it in Section 13 of the Burnham Pacific Properties, Inc. Management Severance Plan (the "Plan"), Burnham Pacific Properties, Inc. hereby amends the Plan, effective as of July 23, 1999, as follows:

       1. Section 4(a)(ii) is hereby amended by deleting such subsection in its entirety and inserting the following in lieu thereof:

              "(ii) one (1) times the sum of (a) the amount of the average annual bonus earned by the Covered Individual with respect to the three (3) calendar years ending immediately prior to the Change in Control, plus (b) the sum of the commission payments made to the Covered Individual during the four consecutive full calendar quarters ending immediately prior to the Change in Control."

B.     Except as so amended, the Plan in all other respects is hereby confirmed.

              IN WITNESS WHEREOF, Burnham Pacific Properties, Inc. has caused this First Amendment to the Plan to be duly executed on this 1st day of August, 1999.


                                   BURNHAM PACIFIC PROPERTIES, INC


                                   By: /S/ JOSEPH WILLIAM BYRNE
                                       ----------------------------------------
                                   Title:  Executive Vice President